UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03870

Morgan Stanley U.S. Government Securities Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2021

Item 1 - Report to Shareholders

Morgan Stanley U.S. Government Securities Trust

Annual Report

December 31, 2021

Morgan Stanley U.S. Government Securities Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Portfolio of Investments	14
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	44
Liquidity Risk Management Program	46
U.S. Customer Privacy Notice	47
Trustee and Officer Information	50
Federal Tax Notice	57

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley U.S. Government Securities Trust (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended December 31, 2021

Total Return for the 12 Months Ended December 31, 2021
Class A	Class L	Class I	Class C	Bloomberg U.S. Government/ Mortgage Index[1]	Lipper General U.S. Government Funds Index[2]
–2.06%	–2.32%	–1.74%	–2.81%	–1.77%	–2.18%

The performance of Morgan Stanley U.S. Government Securities Trust's (the "Fund") four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

At the start of 2021, U.S. Treasury yields climbed higher as vaccines were rolled out faster than expected and economic data continued to improve. Through most of the year, data and information flow implied 2021 economic activity would be very strong. A falling infection curve, vaccine rollouts, strong efficacy results, massive U.S. fiscal stimulus, high savings rates, economic reopenings and a fairly dovish Federal Reserve (Fed) policy stance (for three quarters of the year) have been buttressing a very positive outlook for economies. With the $1.9 trillion support/stimulus package implemented, U.S. fiscal policy has been on a trajectory to significantly improve growth globally, not just in the U.S. With a second package focused on infrastructure worth another $1.2 trillion, the tailwind for the U.S. and global economy remained strong through the year, even with the backup in yields in early 2021.

During the first quarter of 2021, 2-, 5-, 10- and 30-year Treasury yields rose by 4, 58, 83 and 77 basis points (bps), respectively.(i) Longer maturity yields exhibited more volatility than shorter maturities, as Fed policy has kept yields on the shorter maturity bonds in a tight range. However, the steep increase in the yield of the 5-year Treasury did suggest that the market was beginning to question how long the Fed would be able to keep its main policy interest rate at zero in the face of a strong recovery.

The second quarter of 2021 turned out to be nothing like the first. Indeed, it was a remarkable quarter with long maturity yields falling, credit spreads tightening, and equities and commodities rallying, despite ostensibly bearish data/news. With economies and corporate results strong, it is logical that credit and equity markets may do fine. But, if everything was good macroeconomically, and likely to stay good for at least another year, why were yields falling at the time? The answer was in expectations, market positioning and the Fed. And, maybe most importantly, the search for yield in an income-starved world.

One key event was the Fed's June 2021 Federal Open Market Committee (FOMC) meeting. The Fed signaled (via its dot plot) a liftoff for policy rates in 2023, with two

(i)  Source: Bloomberg L.P. data as of March 31, 2021. One basis point = 0.01%

rate hikes, which was earlier than previously communicated at its March 2021 meeting. While Chairman Powell downplayed the change in the dots, stating that they would not change the Fed's policy forecast until the FOMC saw "further substantial progress" and that "liftoff is well into the future," the tone of the press conference, combined with the number of FOMC participants who brought forward their first hikes and the hawkish communications by other Fed members, convinced the market that policy preferences had meaningfully changed. Additionally, despite inflation surprising to the upside, inflation expectations as measured by U.S. breakeven inflation rates fell. Even more astonishingly, this dynamic played out in other countries as well.

During the second quarter of 2021, credit and equity markets were fairly unfazed by all of the hoopla in the government bond markets. Corporate bond spreads continued to tighten, seemingly impervious to other forces and continuing to make new lows. If the Treasury market was signaling trouble ahead, risk markets were not listening. In the second quarter of 2021, the 2-year yield rose 9 bps, while 5-, 10- and 30-year rates fell by 5, 27 and 32 bps.(ii)

During the third quarter of 2021, despite some volatility, Treasury yields finished September little changed from where they were at the end of June. For the quarter, 2-, 5- and 10-year Treasury yields rose by 3, 8 and 2 bps, respectively, while the 30-year Treasury yield fell 4 bps.(iii) Through the quarter, the global economy was still expected to post above-average growth in 2021 and 2022, and though central banks started moving to tighten policy, the banks were at pains to emphasize that they saw the surge in inflation as largely transitory rather than something they are responding to. The Fed and other central banks insisted on maintaining dovish positions, promising to be behind the curve in terms of rate hikes and other monetary tightening measures. The policy tightening moves manifested more as a removal of extraordinary monetary accommodation, implemented due to the COVID-19 crisis, rather than a desire to make policy restrictive.

During the fourth quarter of 2021, the Fed turned hawkish as inflation fears increased, despite COVID-19 infections rising rapidly late in December as the more contagious omicron variant took over. Through the quarter, 2-, 5- and 10-year Treasury yields rose 46, 30 and 2 bps, respectively, while the 30-year yield fell 14 bps.(iv) There appeared to be minimal to no dissent to raising rates multiple (two to four) times in 2022, quickly ending quantitative easing (the Fed doubled the pace of tapering at the December meeting), and beginning quantitative tightening (aka shrinking the balance sheet), potentially at mid-year. Notably, while U.S. Treasury yields rose, especially on the Fed-sensitive short end of the curve, the economic outlook brightened meaningfully as manufacturing output improved significantly, with

(ii)  Source: Bloomberg L.P. data as of June 30, 2021.

(iii)  Source: Bloomberg L.P. data as of September 30, 2021.

(iv)  Source: Bloomberg L.P. data as of December 31, 2021.

supply constraints beginning to ease and inventories being restocked.

The end of 2021 looks very different from how it began. The year began positively: vaccines and massive fiscal stimulus were coming and, importantly, inflation was very well contained, with the market and the Fed projecting no changes in monetary policy until at least mid-2023. Currently, we face a highly contagious variant, a very hawkish Fed, U.S. fiscal policy in limbo and surging inflation. The good news is that inflation should come off the boil in the first quarter as energy inflation subsides. This will be the first drop in this expansion. Unfortunately, this drop in headline inflation does not mean that core inflation will also fall. The trajectory of core inflation has been buffeted by both supply and demand shocks. Core inflation should stabilize at a minimum and hopefully fall, if only marginally. But the good news is that, for the first time in over a year, the markets will see inflation decline. The question is, will it fall fast and far enough to prevent central banks from tightening more than expected?

Performance Analysis

Class A, L and C shares of the Fund underperformed the Bloomberg U.S. Government/Mortgage Index (the "Index") and Class I shares outperformed the Index, while Class A and Class I shares outperformed the Lipper General U.S. Government Funds Index and Class L and Class C shares underperformed the Lipper General U.S. Government Funds Index for the 12 months ended December 31, 2021, assuming no deduction of applicable sales charges.

Over the 12-month period, the portfolio outperformed the Index mainly due to its out-of-Index holdings to taxable municipals. The allocation to commercial mortgage-backed securities (CMBS) also contributed to performance, as did active positioning within agency mortgage-backed securities (MBS). The portfolio began the year overweight agency MBS, which helped as agency MBS outperformed duration-adjusted Treasuries in the first half of the year, and moved to an underweight position by the end of 2021, when agency MBS underperformed. U.S. duration positioning detracted from performance. The short U.S. duration position contributed to relative performance as rates rose over the period, but yield curve positioning detracted. The short duration position was predominantly in the long end of the curve versus the belly. This curve steepener position detracted from returns as the yield curve flattened during the year.

The portfolio is structured to have an underweight in Treasuries and a yield advantage relative to the benchmark. The underweight to U.S. Treasuries is versus out-of-Index allocations to taxable municipals, non-agency residential mortgage-backed securities (RMBS), CMBS and asset-backed securities (ABS). The portfolio also holds a small underweight to agency MBS. As of December 31, 2021, the portfolio's duration was approximately half a year short versus the benchmark, with 5.49 years in overall duration.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* AS OF 12/31/21
Agency Fixed Rate Mortgages	29.5%
Mortgages — Other	15.0
Short-Term Investments	14.0
Municipal Bonds	13.9
Collateralized Mortgage Obligations — Agency Collateral Series	8.3
Commercial Mortgage-Backed Securities	7.1
Asset-Backed Securities	5.0
U.S. Agency Securities	4.8
U.S. Treasury Security	1.3
Agency Adjustable Rate Mortgages	0.5
Agency Bond — Sovereign (U.S. Government Guaranteed)	0.3
Agency Bond — Finance (U.S. Government Guaranteed)	0.3

*  Does not include open long/short futures contracts with a value of $82,993,023 and net unrealized depreciation of $183,564.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are stated as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80% of its net assets in a portfolio of U.S. government securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. In making investment decisions, the Fund's "Adviser," Morgan Stanley Investment Management Inc., considers economic developments, interest rate trends and other factors. The U.S. government securities that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; municipal securities; and securities guaranteed by the U.S. Government or its agencies and instrumentalities or securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. The Fund's investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended December 31, 2021 (unaudited)
Symbol	Class A Shares* (since 07/28/97) USGAX		Class L Shares** (since 07/28/97) USGCX	Class I Shares*** (since 07/28/97) USGDX	Class C Shares† (since 04/30/15) MSGVX
1 Year	–2.06 –5.24[4]	%[3]	–2.32 —%[3]	–1.74 —%[3]	–2.81 –3.76 [4]	%[3]
5 Years	2.46[3] 1.79[4]		2.17[3] —	2.78[3] —	1.66 [3] 1.66 [4]
10 Years	2.20[3] 1.86[4]		1.89[3] —	2.51[3] —	— —
Since Inception	3.64[3] 3.50[4]		3.22[3] —	3.92[3] —	1.32 [3] 1.32 [4]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I and Class C shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sale charges.

*  The maximum front-end sales charge for Class A is 3.25%.

**  Class L has no sales charge. Class L shares are closed for new investments.

***  Class I has no sales charge.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

(1)  The Bloomberg U.S. Government/Mortgage Index includes Treasuries, government-related issues, and agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper General U.S. Government Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2021.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/21 – 12/31/21.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/21	12/31/21	07/01/21 – 12/31/21
Class A
Actual (–0.73% return)	$1,000.00	$992.70	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.62	$4.33
Class L
Actual (–0.87% return)	$1,000.00	$991.30	$5.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.56	$5.70
Class I
Actual (–0.68% return)	$1,000.00	$993.20	$2.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.58	$2.65
Class C
Actual (–1.12% return)	$1,000.00	$988.80	$8.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.04	$8.24

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.85%, 1.12%, 0.52% and 1.62% for Class A, Class L, Class I and Class C shares, respectively, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.98%, 1.25%, 0.72% and 1.73% for Class A, Class L, Class I and Class C shares, respectively.

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (0.5%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$107	12 Month USD LIBOR + 1.74%	1.99%	11/01/36	$112,307
651	12 Month USD LIBOR + 1.816%	2.076	06/01/43	685,214
264	12 Month USD LIBOR + 1.905%	2.155	10/01/36	279,196
	Federal National Mortgage Association, Conventional Pools:
15	12 Month USD LIBOR + 1.57%	1.82	05/01/44	15,690
501		5.137	03/01/38	546,105
	Total Agency Adjustable Rate Mortgages (Cost $594,587)			1,638,512
	Agency Bond - Finance (U.S. Government Guaranteed) (0.3%)
943	Washington Aircraft 1 Co., DAC (Ireland) (Cost $942,926)	2.637	09/15/26	975,655
	Agency Bond - Sovereign (U.S. Government Guaranteed) (0.3%)
1,030	Petroleos Mexicanos (Mexico) (Cost $1,030,000)	2.46	12/15/25	1,058,784
	Agency Fixed Rate Mortgages (33.9%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
111		3.00	12/01/49	112,999
354		4.00	04/01/49	376,011
394		4.50	11/01/48	424,840
	Gold Pools:
2,306		3.00	03/01/47 - 06/01/49	2,418,010
4,610		3.50	08/01/42 - 04/01/49	4,953,468
1,584		4.00	12/01/41 - 10/01/45	1,732,885
423		5.00	01/01/40	479,987
630		5.50	11/01/39	718,482
135		6.50	03/01/29 - 09/01/32	149,242
143		7.50	05/01/35	164,528
86		8.00	08/01/32	98,276
104		8.50	08/01/31	120,727

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Federal National Mortgage Association, Conventional Pools:
$449		2.50%	02/01/50	$457,916
4,627		3.00	06/01/40 - 11/01/49	4,842,329
10,058		3.50	12/01/42 - 07/01/49	10,737,961
11,468		4.00	11/01/41 - 09/01/48	12,487,125
4,568		4.50	01/01/25 - 09/01/48	5,020,949
1,422		5.00	05/01/35 - 02/01/41	1,606,486
1,431		5.50	03/01/35 - 10/01/35	1,629,933
23		6.50	06/01/29 - 02/01/33	25,027
1		7.00	05/01/31	867
224		7.50	08/01/37	263,990
181		8.00	04/01/33	213,919
185		8.50	10/01/32	220,902
	February TBA:
29,050	(a)	2.50	11/01/52	29,566,458
	January TBA:
13,300	(a)	2.00	01/01/52	13,260,060
775	(a)	3.00	01/01/52	802,932
	Government National Mortgage Association, January TBA:
3,150	(a)	3.00	01/20/52	3,259,402
	Various Pools:
2,809		3.50	08/20/45 - 07/20/49	2,957,482
2,990		4.00	11/20/42 - 05/20/49	3,193,224
60		4.50	04/20/49	63,288
487		5.00	01/20/40 - 02/20/49	527,707
34		5.125	11/20/37	36,629
343		5.25	04/20/36 - 09/20/39	374,525
600		5.375	02/20/36 - 08/20/40	658,435
747		6.00	06/15/28 - 09/20/34	838,011
48		7.00	03/20/26 - 07/20/29	54,101
126		8.00	01/15/22 - 08/15/31	134,519
133		8.50	07/15/30	142,653
4		9.00	06/15/20 - 02/15/25	4,139
	Total Agency Fixed Rate Mortgages (Cost $103,313,573)			105,130,424

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (5.8%)
$848	Ajax Mortgage Loan Trust (b)	1.698	(c)%	05/25/59	$844,084
1,500	AMSR 2019-SFR1 Trust (b)	2.774		01/19/39	1,546,949
670	Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd., 1 Month USD LIBOR + 1.07% (b)	1.159	(c)	08/15/34	667,611
1,472	ECMC Group Student Loan Trust (b)	1.39		11/25/70	1,443,708
1,033	ELFI Graduate Loan Program 2021-A LLC (b)	1.53		12/26/46	1,024,811
338	Invitation Homes Trust, 1 Month USD LIBOR + 1.00% (b)	1.109	(c)	07/17/37	338,541
	Navient Private Education Refinance Loan Trust
1,142	(b)	0.97		12/16/69	1,123,214
867	(b)	1.11		02/18/70	853,025
420	(b)	1.22		07/15/69	418,855
719	Class A (b)	1.06		10/15/69	709,101
773	Nelnet Student Loan Trust (b)	1.32		04/20/62	761,775
1,475	Nelnet Student Loan Trust, Class A (b)	1.36		04/20/62	1,450,867
850	PFS Financing Corp. (b)	0.77		08/15/26	837,341
	SMB Private Education Loan Trust
546	(b)	1.34		03/17/53	537,659
800	(b)	1.68		02/15/51	794,250
1,141	Class A (b)	1.31		07/17/51	1,133,276
	United States Small Business Administration
939		2.42		06/01/32	964,323
2,321		2.67		04/01/32	2,378,691
	Total Asset-Backed Securities (Cost $17,791,226)				17,828,081
	Collateralized Mortgage Obligations - Agency Collateral Series (9.5%)
	Federal Home Loan Mortgage Corporation
5,203		2.373		05/25/22	5,220,499
4,680		2.682		10/25/22	4,741,604
3,850		3.208		02/25/26	4,110,078
3,887		3.32	(c)	02/25/23	3,984,253
3,429		3.527	(c)	10/25/23	3,570,934
3,200		3.69		01/25/29	3,617,412
2,760		3.90	(c)	08/25/28	3,140,802

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	IO
$32,437		0.325	(c)%	11/25/27	$590,872
	IO REMIC
2,263	6.00% - 1 Month USD LIBOR	5.91	(d)	11/15/43	370,346
1,456	Federal National Mortgage Association, IO REMIC,
	6.55% - 1 Month USD LIBOR	6.458	(d)	08/25/41	61,688
294	Government National Mortgage Association, IO	5.00		02/16/41	51,175
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $28,059,781)				29,459,663
	Commercial Mortgage-Backed Securities (8.2%)
6,950	BANK 2019-BNK21, IO	0.869	(c)	10/17/52	393,763
725	BDS 2021-FL8, 1 Month USD LIBOR + 0.92% (b)	1.009	(c)	01/18/36	720,637
1,400	BF Mortgage Trust, 1 Month USD LIBOR + 1.20% (b)	1.31	(c)	12/15/35	1,402,642
775	BSREP Commercial Mortgage Trust, 1 Month USD LIBOR + 0.95% (b)	1.06	(c)	08/15/38	775,255
1,500	BX Commercial Mortgage Trust, Class A, 1 Month USD LIBOR + 0.70% (b)	0.81	(c)	04/15/34	1,493,493
600	CAMB Commercial Mortgage Trust, 1 Month USD LIBOR + 1.07% (b)	1.18	(c)	12/15/37	601,536
585	CIM Retail Portfolio Trust, 1 Month USD LIBOR + 1.40% (b)	1.51	(c)	08/15/36	584,634
	Citigroup Commercial Mortgage Trust, IO
4,910		0.723	(c)	11/10/48	118,734
13,464		0.881	(c)	09/10/58	381,964
7,893		1.004	(c)	11/10/46	118,433
	Commercial Mortgage Trust, IO
22,339		0.547	(c)	02/10/47	221,513
5,155		0.997	(c)	08/10/46	68,698
	Credit Suisse Mortgage Capital Certificates
1,300	1 Month USD LIBOR + 1.40% (b)	1.51	(c)	07/15/38	1,299,511
1,950	(b)	2.389		07/15/31	1,956,992
1,800	CSWF Commercial Mortgage Trust, 1 Month USD LIBOR + 0.97% (b)	1.056	(c)	06/15/34	1,794,807

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,250	DROP Mortgage Trust, 1 Month USD LIBOR + 1.15% (b)	1.26	(c) %	04/15/26	$1,252,291
	GS Mortgage Securities Trust, IO
12,776		0.989	(c)	04/10/47	230,285
8,777		1.009	(c)	11/10/46	133,216
14,228		1.22	(c)	10/10/48	544,561
1,300	Hawaii Hotel Trust, 1 Month USD LIBOR + 1.15% (b)	1.24	(c)	05/15/38	1,301,800
1,350	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class A, 1 Month USD LIBOR + 1.12% (b)	1.225	(c)	11/15/38	1,347,582
7,672	JP Morgan Chase Commercial Mortgage Securities Trust, IO	0.593	(c)	12/15/49	174,924
	JPMBB Commercial Mortgage Securities Trust, IO
21,738		0.723	(c)	01/15/47	263,015
4,595		1.028	(c)	11/15/45	66,854
1,975	SFO Commercial Mortgage Trust, Class A, 1 Month USD LIBOR + 1.15% (b)	1.26	(c)	05/15/38	1,978,376
1,300	SG Commercial Mortgage Securities Trust (b)	4.163		02/15/41	1,455,748
850	TPGI Trust, Class A, 1 Month USD LIBOR + 0.70% (b)	0.81	(c)	06/15/26	847,381
610	TTAN 2021-MHC, Class A, 1 Month USD LIBOR + 0.85% (b)	0.96	(c)	03/15/38	609,411
801	VMC Finance LLC, 1 Month USD LIBOR + 1.10% (b)	1.189	(c)	09/15/36	801,161
800	Wells Fargo Commercial Mortgage Trust, 1 Month USD LIBOR + 1.01% (b)	1.12	(c)	02/15/37	795,532
	WFRBS Commercial Mortgage Trust, IO
10,825		0.397	(c)	08/15/46	50,439
7,022		0.945	(c)	03/15/46	104,590
13,217		1.053	(c)	12/15/46	218,111
1,100	Worldwide Plaza Trust (b)	3.526		11/10/36	1,172,357
	Total Commercial Mortgage-Backed Securities (Cost $24,881,666)				25,280,246

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Mortgages - Other (17.3%)
$758	Bayview MSR Opportunity Master Fund Trust (b)	3.00	(c) %	11/25/51	$774,097
897	BRAVO Residential Funding Trust (b)	3.50	(c)	10/25/44	923,467
676	Bunker Hill Loan Depositary Trust (b)	1.724	(c)	02/25/55	679,836
727	Cascade Funding Mortgage Trust (b)	4.00	(c)	10/25/68	746,743
	CIM Trust
3,198	(b)	2.50	(c)	06/25/51 - 07/01/51	3,209,617
351	(b)	3.00	(c)	04/25/57	355,015
1,555	Citigroup Mortgage Loan Trust (b)	2.50	(c)	09/25/51	1,553,726
356	COLT 2020-1R Mortgage Loan Trust (b)	1.255	(c)	09/25/65	353,324
916	Ellington Financial Mortgage Trust (b)	0.797	(c)	02/25/66	908,716
	Federal Home Loan Mortgage Corporation
42	1 Month USD LIBOR + 1.20%	1.303	(c)	10/25/29	41,793
1,554		3.00		09/25/45 - 05/25/47	1,550,866
1,095		3.50		05/25/45 - 05/25/47	1,115,126
32		4.00		05/25/45	32,692
	Flagstar Mortgage Trust
1,381	(b)	2.50	(c)	09/25/51	1,380,789
	Class A2
1,689	(b)	2.50	(c)	06/25/51	1,689,186
	Galton Funding Mortgage Trust
341	(b)	3.50	(c)	06/25/59	344,833
276	(b)	4.00	(c)	11/25/57 - 02/25/59	277,793
506	GCAT Trust (b)	1.555	(c)	04/25/65	506,218
3,072	Hundred Acre Wood Trust (b)	2.50	(c)	10/25/51	3,072,140
542	Imperial Fund Mortgage Trust (b)	1.595	(c)	11/25/56	537,905
721	JP Morgan Mortgage Trust (b)	2.50	(c)	12/25/51	721,729
4,872	Mello Mortgage Capital Acceptance (b)	2.50	(c)	06/25/51 - 08/25/51	4,872,159
1,170	Natixis Commercial Mortgage Securities Trust, 1 Month USD LIBOR + 0.95% (b)	1.06	(c)	08/15/38	1,170,906
	New Residential Mortgage Loan Trust
1,227	(b)	3.75	(c)	11/26/35 - 08/25/55	1,280,358
548	(b)	3.991	(c)	09/25/57	565,549
1,530	(b)	4.00	(c)	02/25/57 - 08/27/57	1,611,757
900	NewRez Warehouse Securitization Trust, 1 Month USD LIBOR + 0.75% (b)	0.841	(c)	05/25/55	898,807
243	OBX Trust (b)	3.50	(c)	02/25/60	245,885
591	Oceanview Mortgage Loan Trust (b)	1.733	(c)	05/28/50	591,391
1,727	PRMI Securitization Trust (b)	2.50	(c)	04/25/51	1,735,179

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,663	Rate Mortgage Trust (b)	2.50	(c)%	11/25/51	$1,658,005
	Seasoned Credit Risk Transfer Trust
10,393		3.00		07/25/56 - 05/25/60	10,838,852
897		4.00		08/25/58 - 02/25/59	954,224
1,702		4.50		06/25/57	1,839,543
3,374	United Wholesale Mortgage Trust (b)	2.50	(c)	06/25/51- 08/25/51	3,378,119
1,110	UWM Mortgage Trust (b)	2.50	(c)	11/25/51	1,109,585
	Total Mortgages - Other (Cost $53,025,995)				53,525,930
	Municipal Bonds (16.1%)
3,615	Bay Area Toll Authority	6.263		04/01/49	5,856,058
3,875	City of New York, NY, Series G-1	5.968		03/01/36	5,210,794
3,060	City of San Francisco, CA, Public Utilities Commission Water Revenue	6.00		11/01/40	4,067,181
5,980	Los Angeles Unified School District	5.75		07/01/34	7,792,095
1,450	Metropolitan Transportation Authority	6.668		11/15/39	2,059,606
6,245	Missouri Highway & Transportation Commission	5.445		05/01/33	7,766,888
3,625	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Series A	5.267		05/01/27	4,257,008
3,000	New York State Dormitory Authority	5.628		03/15/39	3,870,483
1,725	North Carolina State University at Raleigh, Series B	2.62		10/01/39	1,800,741
1,400	Onondaga Civic Development Corp., NY	3.068		12/01/55	1,413,740
2,575	State of Oregon Department of Transportation	5.834		11/15/34	3,460,939
1,580	State of Washington	5.481		08/01/39	2,170,991
	Total Municipal Bonds (Cost $38,781,103)				49,726,524
	U.S. Agency Securities (5.5%)
	Tennessee Valley Authority
6,935		5.25		09/15/39	10,017,766
5,000		7.125		05/01/30	7,118,066
	Total U.S. Agency Securities (Cost $13,417,570)				17,135,832
	U.S. Treasury Security (1.5%)
4,750	U.S. Treasury Bond (Cost $4,529,199)	1.75		08/15/41	4,606,758

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (16.1%)
	U.S. Treasury Securities (14.3%)
$2,370	U.S. Treasury Bill (e)(f)	0.061%	07/14/22	$2,367,786
	U.S. Treasury Notes
28,700		1.75	06/30/22	28,918,203
13,000		1.875	07/31/22	13,122,252
	Total U.S. Treasury Securities (Cost $44,694,003)			44,408,241
NUMBER OF SHARES (000)
	Investment Company (1.8%)
5,540	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 9) (Cost $5,540,185)			5,540,185
	Total Short-Term Investments (Cost $50,234,188)			49,948,426
	Total Investments (Cost $336,601,814) (g)(h)		115.0%	356,314,835
	Liabilities in Excess of Other Assets		(15.0)	(46,551,312)
	Net Assets		100.0%	$309,763,523

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  REMIC  Real Estate Mortgage Investment Conduit.

  TBA  To Be Announced.

  (a)  Security is subject to delayed delivery.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Floating or variable rate securities: The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2021.

  (e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

  (f)  Rate shown is the yield to maturity at December 31, 2021.

  (g)  Securities are available for collateral in connection with purchases of securities on a forward commitment basis and open futures contracts.

  (h)  At December 31, 2021, the aggregate cost for federal income tax purposes is $337,549,358. The aggregate gross unrealized appreciation is $20,147,426 and the aggregate gross unrealized depreciation is $2,513,057, resulting in net unrealized appreciation of $17,634,369.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ◼  December 31, 2021 continued

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2021:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 2 yr. Note	102	Mar-22	$20,400	$22,253,531	$(37,969)
U.S. Treasury 5 yr. Note	179	Mar-22	17,900	21,654,805	55,659
U.S. Treasury Ultra Bond	59	Mar-22	5,900	11,630,375	197,222
Short:
U.S. Treasury 10 yr. Note	8	Mar-22	(800)	(1,043,750)	(8,172)
U.S. Treasury Long Bond	56	Mar-22	(5,600)	(8,984,500)	(101,085)
U.S. Treasury Ultra Long Bond	119	Mar-22	(11,900)	(17,426,062)	(289,219)
					$(183,564)

USD — United States Dollar

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements

Statement of Assets and Liabilities December 31, 2021

Assets:
Investments in securities, at value (cost $331,061,629)	$350,774,650
Investment in affiliate, at value (cost $5,540,185)	5,540,185
Total investments in securities, at value (cost $336,601,814)	356,314,835
Receivable for:
Investments sold	44,281,141
Interest	1,422,777
Variation margin on open futures contracts	45,539
Shares of beneficial interest sold	14,190
Dividends from affiliate	202
Prepaid expenses and other assets	46,527
Total Assets	402,125,211
Liabilities:
Payable for:
Investments purchased	91,310,951
Shares of beneficial interest redeemed	592,298
Transfer and sub transfer agent fees	71,066
Distribution fee	64,276
Advisory fee	51,542
Trustees' fees	51,088
Administration fee	22,562
Dividends to shareholders	20,997
Accrued expenses and other payables	176,908
Total Liabilities	92,361,688
Net Assets	$309,763,523
Composition of Net Assets:
Paid-in-Capital	$297,528,215
Total Distributable Earnings	$12,235,308
Net Assets	$309,763,523
Class A Shares:
Net Assets	$249,989,610
Shares Outstanding (unlimited shares authorized, $0.01 par value)	29,210,397
Net Asset Value Per Share	$8.56
Maximum Offering Price Per Share, (net asset value plus 3.36% of net asset value)	$8.85
Class L Shares:
Net Assets	$5,453,631
Shares Outstanding (unlimited shares authorized, $0.01 par value)	632,231
Net Asset Value Per Share	$8.63
Class I Shares:
Net Assets	$48,748,792
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,692,940
Net Asset Value Per Share	$8.56
Class C Shares:
Net Assets	$5,571,490
Shares Outstanding (unlimited shares authorized, $0.01 par value)	645,821
Net Asset Value Per Share	$8.63

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statement of Operations For the year ended December 31, 2021

Net Investment Income: Income
Interest	$10,058,616
Dividends from affiliate (Note 9)	1,748
Total Income	10,060,364
Expenses
Advisory fee (Note 4)	1,474,971
Distribution fee (Class A shares) (Note 5)	672,647
Distribution fee (Class L shares) (Note 5)	29,525
Distribution fee (Class C shares) (Note 5)	72,870
Administration fee (Note 4)	280,947
Sub transfer agent fees and expenses (Class A shares)	163,948
Sub transfer agent fees and expenses (Class L shares)	3,867
Sub transfer agent fees and expenses (Class I shares)	54,961
Sub transfer agent fees and expenses (Class C shares)	5,538
Transfer agent fees and expenses (Class A shares) (Note 8)	150,454
Transfer agent fees and expenses (Class L shares) (Note 8)	4,745
Transfer agent fees and expenses (Class I shares) (Note 8)	18,712
Transfer agent fees and expenses (Class C shares) (Note 8)	3,375
Professional fees	144,810
Registration fees	90,826
Shareholder reports and notices	45,021
Custodian fees (Note 7)	37,501
Trustees' fees and expenses	10,541
Other	67,651
Total Expenses	3,332,910
Less: waiver of Advisory fees (Note 4)	(326,113)
Less: reimbursement of class specific expenses (Class A shares) (Note 4)	(99,553)
Less: reimbursement of class specific expenses (Class L shares) (Note 4)	(2,477)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(73,752)
Less: reimbursement of class specific expenses (Class C shares) (Note 4)	(1,380)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 9)	(3,494)
Net Expenses	2,826,141
Net Investment Income	7,234,223
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(1,007,266)
Futures contracts	162,382
Net Realized Loss	(844,884)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(13,434,241)
Futures contracts	(272,479)
Net Change in Unrealized Appreciation (Depreciation)	(13,706,720)
Net Loss	(14,551,604)
Net Decrease	$(7,317,381)

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2021	FOR THE YEAR ENDED DECEMBER 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,234,223	$9,304,991
Net realized gain (loss)	(844,884)	1,177,917
Net change in unrealized appreciation (depreciation)	(13,706,720)	10,182,983
Net Increase (Decrease)	(7,317,381)	20,665,891
Dividends to Shareholders from Net Investment Income:
Class A shares	(6,040,410)	(7,297,311)
Class L shares	(115,313)	(142,980)
Class I shares	(1,776,583)	(2,315,642)
Class C shares	(106,407)	(134,112)
Total Dividends and Distributions to Shareholders	(8,038,713)	(9,890,045)
Net increase (decrease) from transactions in shares of beneficial interest	(73,470,952)	17,867,945
Net Increase (Decrease)	(88,827,046)	28,643,791
Net Assets:
Beginning of period	398,590,569	369,946,778
End of Period	$309,763,523	$398,590,569

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021

1. Organization and Accounting Policies

Morgan Stanley U.S. Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek a high level of current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class L shares, Class I shares and Class C shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and one year, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class L shares and Class C shares incur distribution expenses.

The Fund suspended offering Class L shares to all investors (April 30, 2015). Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

The following is a summary of significant accounting policies:

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management evaluated the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform and does not expect there will be any significant impact to the Fund.

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021 continued

other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021 continued

ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

E. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021 continued

hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,638,512	$—	$1,638,512
Agency Bond — Finance (U.S. Government Guaranteed)	—	975,655	—	975,655
Agency Bond — Sovereign (U.S. Government Guaranteed)	—	1,058,784	—	1,058,784
Agency Fixed Rate Mortgages	—	105,130,424	—	105,130,424

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Notes to Financial Statements  ◼  December 31, 2021 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets (cont'd):
Fixed Income Securities (cont'd)
Asset-Backed Securities	$—	$17,828,081	$—	$17,828,081
Collateralized Mortgage Obligations — Agency Collateral Series	—	29,459,663	—	29,459,663
Commercial Mortgage-Backed Securities	—	25,280,246	—	25,280,246
Mortgages — Other	—	53,525,930	—	53,525,930
Municipal Bonds	—	49,726,524	—	49,726,524
U.S. Agency Securities	—	17,135,832	—	17,135,832
U.S. Treasury Security	—	4,606,758	—	4,606,758
Total Fixed Income Securities	—	306,366,409	—	306,366,409
Short-Term Investments
U.S. Treasury Securities	—	44,408,241	—	44,408,241
Investment Company	5,540,185	—	—	5,540,185
Total Short-Term Investments	5,540,185	44,408,241	—	49,948,426
Futures Contracts	252,881	—	—	252,881
Total Assets	5,793,066	350,774,650	—	356,567,716
Liabilities:
Futures Contracts	(436,445)	—	—	(436,445)
Total	$5,356,621	$350,774,650	$—	$356,131,271

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks

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Notes to Financial Statements  ◼  December 31, 2021 continued

arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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Notes to Financial Statements  ◼  December 31, 2021 continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2021:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$252,881	(a)	Variation margin on open futures contracts	$(436,445	)(a)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2021 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS
Interest Rate Risk	$162,382

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS
Interest Rate Risk	$(272,479)

For the year ended December 31, 2021, the average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$89,239,926

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding

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Notes to Financial Statements  ◼  December 31, 2021 continued

$10 billion; 0.245% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% to the portion of the daily net assets exceeding $12.5 billion. For the year ended December 31, 2021, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class A, 1.12% for Class L, 0.52% for Class I and 1.62% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended December 31, 2021, $326,113 of advisory fees were waived and $177,162 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2021, the distribution fee was accrued

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Notes to Financial Statements  ◼  December 31, 2021 continued

for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2021, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $13,299 and $2,936, respectively, and received $13,871 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2021		FOR THE YEAR ENDED DECEMBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,261,611	$11,007,961	2,304,438	$20,558,014
Reinvestment of dividends and distributions	671,380	5,848,925	785,009	7,005,086
Redeemed	(5,171,836)	(45,096,919)	(4,680,335)	(41,749,303)
Net decrease — Class A	(3,238,845)	(28,240,033)	(1,590,888)	(14,186,203)
CLASS L SHARES
Exchanged	6,356	54,980	13,234	119,527
Reinvestment of dividends and distributions	13,048	114,582	15,717	141,334
Redeemed	(82,055)	(718,634)	(96,095)	(863,002)
Net decrease — Class L	(62,651)	(549,072)	(67,144)	(602,141)
CLASS I SHARES
Sold	2,000,277	17,439,031	4,760,448	42,618,222
Reinvestment of dividends and distributions	190,638	1,663,846	244,059	2,180,115
Redeemed	(6,785,268)	(59,301,487)	(2,269,227)	(20,266,239)
Net increase (decrease) — Class I	(4,594,353)	(40,198,610)	2,735,280	24,532,098
CLASS C SHARES
Sold	196,181	1,723,819	1,692,978	15,191,754
Reinvestment of dividends and distributions	12,151	106,407	14,839	133,890
Redeemed	(716,701)	(6,313,463)	(800,794)	(7,201,453)
Net increase (decrease) — Class C	(508,369)	(4,483,237)	907,023	8,124,191
Net increase (decrease) in Fund	(8,404,218)	$(73,470,952)	1,984,271	$17,867,945

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021 continued

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

8. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

9. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2021, aggregated $1,315,833,437 and $1,391,072,742, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,256,756,068 and $1,365,050,452, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2021, advisory fees paid were reduced by $3,494 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2021 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE DECEMBER 31, 2020	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE DECEMBER 31, 2021
Liquidity Funds	$7,230,667	$345,611,480	$347,301,962	$1,748	$—	$—	$5,540,185

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2021, the Fund did not engage in any cross-trade transactions.

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Notes to Financial Statements  ◼  December 31, 2021 continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2021, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $2,016. At December 31, 2021, the Fund had an accrued pension liability of $51,088, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021 continued

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 DISTRIBUTIONS PAID FROM:	2020 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$8,038,713	$9,890,045

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2021.

At December 31, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$1,995,326	$—

At December 31, 2021, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of $1,499,824 and $6,759,615, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

11. Market Risk and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021 continued

mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

12. Credit Facility

The Fund and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2021, the Fund did not have any borrowings under the Facility.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ◼  December 31, 2021 continued

13. Other

At December 31, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 52.4%.

14. LIBOR Discontinuance or Unavailability Risk.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. However, subsequent announcements by the Financial Conduct Authority, the LIBOR administrator and other regulators indicate that it is possible that the most widely used tenors of U.S. Dollar LIBOR may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities will cease to enter into most new LIBOR-based contracts after January 1, 2022. As a result, it is possible that commencing in 2022 (or a later date, if a particular reference rate is expected to continue beyond 2021), LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's performance or net asset value.

Morgan Stanley U.S. Government Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2021		2020		2019		2018		2017
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.94		$8.68		$8.41		$8.67		$8.68
Income (loss) from investment operations:
Net investment income	0.18		0.20		0.27		0.25		0.24
Net realized and unrealized gain (loss)	(0.36)		0.28		0.27		(0.26)		(0.01)
Total income (loss) from investment operations	(0.18)		0.48		0.54		(0.01)		0.23
Less dividends from net investment income	(0.20)		(0.22)		(0.27)		(0.25)		(0.24)
Net asset value, end of period	$8.56		$8.94		$8.68		$8.41		$8.67
Total Return(1)	(2.06)%		5.55%		6.43%		(0.01)%		2.66%
Ratios to Average Net Assets:
Net expenses	0.85	%(2)(4)	0.85	%(2)(4)	0.85	%(2)(3)(4)	0.87	%(2)(4)	0.86	%(2)(4)
Net investment income	1.98	%(2)(4)	2.32	%(2)(4)	2.97	%(2)(4)	3.01	%(2)(4)	2.79	%(2)(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$249,990		$289,964		$295,522		$34,504		$38,438
Portfolio turnover rate	376%		189%		167%		159%		179%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliates."

  (3)  Effective February 28, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares. Prior to February 28, 2019, the maximum ratio was 0.87% for Class A shares.

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2021	0.98%	1.85%
December 31, 2020	0.97	2.20
December 31, 2019	0.99	2.83
December 31, 2018	1.02	2.86
December 31, 2017	1.08	2.57

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2021		2020		2019		2018		2017
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.01		$8.75		$8.48		$8.73		$8.75
Income (loss) from investment operations:
Net investment income	0.16		0.18		0.24		0.23		0.22
Net realized and unrealized gain (loss)	(0.37)		0.27		0.27		(0.25)		(0.02)
Total income (loss) from investment operations	(0.21)		0.45		0.51		(0.02)		0.20
Less dividends from net investment income	(0.17)		(0.19)		(0.24)		(0.23)		(0.22)
Net asset value, end of period	$8.63		$9.01		$8.75		$8.48		$8.73
Total Return(1)	(2.32)%		5.21%		6.09%		(0.25)%		2.38%
Ratios to Average Net Assets:
Net expenses	1.12	%(2)(3)	1.12	%(2)(3)	1.12	%(2)(3)	1.10	%(2)(3)	1.11	%(2)(3)
Net investment income	1.69	%(2)(3)	2.02	%(2)(3)	2.73	%(2)(3)	2.74	%(2)(3)	2.51	%(2)(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$5,454		$6,259		$6,668		$7,411		$9,729
Portfolio turnover rate	376%		189%		167%		159%		179%

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliates."

  (3)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2021	1.25%	1.56%
December 31, 2020	1.24	1.90
December 31, 2019	1.25	2.60
December 31, 2018	1.20	2.64
December 31, 2017	1.24	2.38

(4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2021		2020		2019		2018		2017
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.94		$8.69		$8.41		$8.67		$8.68
Income (loss) from investment operations:
Net investment income	0.21		0.23		0.29		0.28		0.27
Net realized and unrealized gain (loss)	(0.36)		0.27		0.28		(0.26)		(0.01)
Total income (loss) from investment operations	(0.15)		0.50		0.57		0.02		0.26
Less dividends from net investment income	(0.23)		(0.25)		(0.29)		(0.28)		(0.27)
Net asset value, end of period	$8.56		$8.94		$8.69		$8.41		$8.67
Total Return(1)	(1.74)%		5.77%		6.90%		0.34%		2.90%
Ratios to Average Net Assets:
Net expenses	0.52	%(2)(3)	0.52	%(2)(3)	0.52	%(2)(3)	0.52	%(2)(3)	0.51	%(2)(3)
Net investment income	2.33	%(2)(3)	2.61	%(2)(3)	3.35	%(2)(3)	3.36	%(2)(3)	3.14	%(2)(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$48,749		$91,971		$65,594		$67,487		$73,314
Portfolio turnover rate	376%		189%		167%		159%		179%

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliates."

  (3)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2021	0.72%	2.13%
December 31, 2020	0.73	2.40
December 31, 2019	0.74	3.13
December 31, 2018	0.72	3.16
December 31, 2017	0.74	2.91

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2021		2020		2019		2018		2017
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.01		$8.75		$8.48		$8.74		$8.75
Income (loss) from investment operations:
Net investment income	0.12		0.13		0.20		0.19		0.18
Net realized and unrealized gain (loss)	(0.37)		0.28		0.27		(0.26)		(0.02)
Total income (loss) from investment operations	(0.25)		0.41		0.47		(0.07)		0.16
Less dividends from net investment income	(0.13)		(0.15)		(0.20)		(0.19)		(0.17)
Net asset value, end of period	$8.63		$9.01		$8.75		$8.48		$8.74
Total Return(1)	(2.81)%		4.69%		5.56%		(0.76)%		1.87%
Ratios to Average Net Assets:
Net expenses	1.62	%(2)(3)	1.62	%(2)(3)	1.62	%(2)(3)	1.62	%(2)(3)	1.61	%(2)(3)
Net investment income	1.21	%(2)(3)	1.40	%(2)(3)	2.23	%(2)(3)	2.24	%(2)(3)	2.00	%(2)(3)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$5,571		$10,397		$2,163		$2,012		$902
Portfolio turnover rate	376%		189%		167%		159%		179%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliates."

  (3)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2021	1.73%	1.10%
December 31, 2020	1.72	1.30
December 31, 2019	1.85	2.00
December 31, 2018	1.96	1.90
December 31, 2017	1.96	1.65

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley U.S. Government Securities Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley U.S. Government Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Morgan Stanley U.S. Government Securities Trust at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating

Morgan Stanley U.S. Government Securities Trust

Report of Independent Registered Public Accounting Firm continued

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
February 28, 2022

Morgan Stanley U.S. Government Securities Trust

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley U.S. Government Securities Trust

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley U.S. Government Securities Trust

U.S. Customer Privacy Notice (unaudited) continued   April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley U.S. Government Securities Trust

U.S. Customer Privacy Notice (unaudited) continued   April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustess 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member	Advisory Board Member Since January 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustess 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member	Advisory Board Member Since January 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley U.S. Government Securities Trust

2021 Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2021.

The Fund designated $4,920,466 of its distributions paid as business interest income.

The Fund designated $4,878,584 of its distributions paid as qualified interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2022 Morgan Stanley

USGANN
3997375 EXP 02.28.23

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2021

	Registrant		Covered Entities(1)
Audit Fees	$63,692		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$26,678,468	(5)
Total Non-Audit Fees	$—		$26,678,468

Total	$63,692		$26,678,468

2020

	Registrant		Covered Entities(1)
Audit Fees	$62,078		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$231,320	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	$—		$231,320

Total	$62,078		$231,320

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3   This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$150,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2021/2022 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser or investment banking services

●	Legal services

●	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley U.S. Government Securities Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

February 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

February 16, 2022

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

February 16, 2022